UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 13, 2012

AdCare Health Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	001-33135	31-1332119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1145 Hembree Road

Roswell, Georgia 30076

(Address of Principal Executive Offices)

(678) 869-5116

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

On December 13, 2012, AdCare Property Holdings, LLC (“AdCare Holdings”), a wholly owned subsidiary of AdCare Health Systems, Inc. (the “Company”), executed and delivered that certain Fifth Amendment to Purchase and Sale Agreement (the “Fifth Amendment”) with First Commercial Bank (“Seller”), dated and effective as of November 30, 2012, which amends the Purchase and Sale Agreement, dated May 5, 2011, and as amended June 13, 2011, between AdCare Holdings and Brogdon Family, LLC, and as further amended and assigned to AdCare Holdings on September 30, 2011, and as amended April 17, 2012 and October 8, 2012, (as amended, the “Oklahoma Facilities Purchase Agreement”) pursuant to which AdCare Holdings or its assignee may acquire (the “Oklahoma Facilities Purchase”) certain land, buildings, improvements, furniture, fixtures, operating agreements and equipment comprising the following six skilled nursing facilities located in Oklahoma: Edwards Redeemer Nursing Center (“Edwards Facility”), Harrah Nursing Center, Northwest Nursing Center, Whispering Pines Nursing Center (“WP Facility”), McLoud Nursing Center and Meeker Nursing Center.

The Fifth Amendment amends the closing date of the Oklahoma Facilities Purchase to extend it: (x) with respect to the acquisition of the Northwest Nursing Center and Edwards Facility, to December 31, 2012; and (y) with respect to the Harrah Nursing Center, WP Facility, McLoud Nursing Center and Meeker Nursing Center, to March 31, 2013.

As previously reported on the Company’s Current Report on Form 8-K filed on October 17, 2012 (the “October Form 8-K”), AdCare Holdings in effect assigned the right to purchase the Edwards Facility and WP Facility to entities owned and controlled by Chris Brogdon, the Company’s Vice Chairman and Chief Acquisition Officer and a beneficial owner of greater than 10% of the Company’s outstanding stock.  The information set forth in the section entitled “Assignment and Assumption of Oklahoma Facilities” under Item 1.01 of the October Form 8-K is incorporated by reference. The Company anticipates that these assignments will become effective upon the closing of the transactions contemplated by the Oklahoma Facilities Purchase Agreement.  The Company has retained all its rights under the Oklahoma Facilities Purchase Agreement with respect to the acquisition of the Harrah Nursing Center, Northwest Nursing Center, McLoud Nursing Center and Meeker Nursing Center.

The foregoing description of the Fifth Amendment is qualified in its entirety by reference thereto, a copy of which is attached hereto as Exhibit 2.6 and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                             Exhibits.

2.1

Purchase and Sale Agreement, dated as of May 5, 2011, by and between Brogdon Family, LLC and First Commercial Bank. (Incorporated by reference to Exhibit 99.8 to the Registrant’s Current Report on Form 8-K filed October 20, 2011).

2.2	First Amendment to Purchase and Sale Agreement, dated as of June 13, 2011, by and between Brogdon Family, LLC and First Commercial Bank. (Incorporated by

reference to Exhibit 99.9 to the Registrant’s Current Report on Form 8-K filed October 20, 2011).

2.3

Second Amendment to Purchase and Sale Agreement, dated as of September 30, 2011, among First Commercial Bank, Brogdon Family, LLC, and AdCare Property Holdings, LLC. (Incorporated by reference to Exhibit 99.10 to the Registrant’s Current Report on Form 8-K filed October 20, 2011).

2.4

Third Amendment to Purchase and Sale Agreement, dated as of April 17, 2012, by and between First Commercial Bank and AdCare Property Holdings, LLC. (Incorporated by reference to Exhibit 2.4 to the Registrant’s Current Report on Form 8-K filed April 23, 2012).

2.5

Fourth Amendment to Purchase and Sale Agreement, dated as of September 30, 2012, by and between First Commercial Bank and AdCare Property Holdings, LLC. (Incorporated by reference to Exhibit 2.5 to the Registrant’s Current Report on Form 8-K filed October 10, 2012).

2.6	Fifth Amendment to Purchase and Sale Agreement, dated as of November 30, 2012, by and between First Commercial Bank and AdCare Property Holdings, LLC.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2012	ADCARE HEALTH SYSTEMS, INC.

/s/ Martin D. Brew
Martin D. Brew
Chief Financial Officer

EXHIBIT INDEX

2.1

Purchase and Sale Agreement, dated as of May 5, 2011, by and between Brogdon Family, LLC and First Commercial Bank. (Incorporated by reference to Exhibit 99.8 to the Registrant’s Current Report on Form 8-K filed October 20, 2011).

2.2

First Amendment to Purchase and Sale Agreement, dated as of June 13, 2011, by and between Brogdon Family, LLC and First Commercial Bank. (Incorporated by reference to Exhibit 99.9 to the Registrant’s Current Report on Form 8-K filed October 20, 2011).

2.3

Second Amendment to Purchase and Sale Agreement, dated as of September 30, 2011, among First Commercial Bank, Brogdon Family, LLC, and AdCare Property Holdings, LLC. (Incorporated by reference to Exhibit 99.10 to the Registrant’s Current Report on Form 8-K filed October 20, 2011).

2.4

Third Amendment to Purchase and Sale Agreement, dated as of April 17, 2012, by and between First Commercial Bank and AdCare Property Holdings, LLC. (Incorporated by reference to Exhibit 2.4 to the Registrant’s Current Report on Form 8-K filed April 23, 2012).

2.5

Fourth Amendment to Purchase and Sale Agreement, dated as of September 30, 2012, by and between First Commercial Bank and AdCare Property Holdings, LLC. (Incorporated by reference to Exhibit 2.5 to the Registrant’s Current Report on Form 8-K filed October 10, 2012).

2.6	Fifth Amendment to Purchase and Sale Agreement, dated as of November 30, 2012, by and between First Commercial Bank and AdCare Property Holdings, LLC.